UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2019

First United Corporation

(Exact name of registrant as specified in its charter)

Maryland	0-14237	52-1380770
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

19 South Second Street, Oakland, Maryland 21550

(Address of principal executive offices) (Zip Code)

(301) 334-9471

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FUNC	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.

As previously reported, on April 30, 2019, the Board of Directors of First United Corporation (the “Corporation”) approved a stock purchase program that authorizes the Company to purchase up to an aggregate of 354,449 shares of its common stock, par value $.01 per share (the “Common Stock”), over a 12-month period (the “Repurchase Program”). On November 20, 2019, the Board voted to increase the number of shares that may be purchased under the Repurchase Program to 500,000 shares and to extend the term of the Repurchase Program through November 20, 2020. The shares may be purchased in open market transactions or privately-negotiated transactions at such times, in such amounts, at such prices and upon such other terms as are determined in the discretion of the Corporation’s President and Chief Executive Officer, provided that in the case of privately-negotiated purchases, the purchase price may not exceed the fair market value of a share as of the date of the purchase and provided further that each proposed purchase must be consistent with applicable securities laws and regulations, including Rule 10b-18 promulgated under the Securities Exchange Act of 1934 (“Rule 10b-18”), as amended, and the Corporation’s blackout policy. To date, the Corporation has not purchased any Shares under the Repurchase Program.

Also on November 20, 2019, the Board of Directors authorized the Trust Department of First United Bank & Trust (the “Trust Department”) to use up to 10% of the assets in the First United Corporation noncontributory defined benefit pension plan (the “Pension Plan”) to purchase up to 150,000 shares of Common Stock to be held as an investment in the Pension Plan. The shares may be purchased in open market transactions or privately-negotiated transactions at such times, in such amounts, at such prices and upon such other terms as are determined in the discretion of the Trust Department, which administers the Pension Plan, provided that each proposed purchase must be consistent with applicable laws and regulations, including Rule 10b-18 and the laws that govern the fiduciary responsibilities of the Trust Department, and the Corporation’s blackout policy.

It should be noted that the Company and/or the Trust Department might not purchase any shares of Common Stock under these authorizations.  Whether any purchases are made (and the number of shares purchased) will depend on a variety of factors, including the opportunities (if any) to purchase shares that might exist from time to time, the prices and volumes at which such shares might be available, the Company’s capital requirements and plans, and the Trust Department’s assessment of other factors that it deems relevant to investing plan assets in shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST UNITED CORPORATION

Dated: November 25, 2019	By:	/s/ Tonya K. Sturm
Tonya K. Sturm
Senior Vice President & CFO